Mar. 01, 2021
OCTOBER 5, 2021SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:THE HARTFORD GLOBAL REAL ASSET FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2021HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS
DATED MARCH 1, 2021, AS SUPPLEMENTED MARCH 1, 2021This Supplement contains new and additional information regarding The Hartford Global Real Asset Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.(1) Effective immediately, in the section entitled “Principal Investment Strategy” in the above referenced Summary Prospectus and in the section entitled “The Hartford Global Real Asset Fund Summary Section – Principal Investment Strategy” in the above referenced Statutory Prospectus, the fourth paragraph is deleted in its entirety and replaced with the following:The equity portion of the Fund will invest primarily in common stocks. The fixed income portion of the Fund will invest primarily in inflation protected securities, which pay a real return plus the realized rate of inflation as measured by a benchmark price index. The fixed income portion of the Fund may invest in debt securities of any maturity or duration. The Fund may also seek commodity exposure through exchange traded funds and by investing up to 25% of its total assets in the Fund’s wholly owned Cayman Islands subsidiary, The Hartford Cayman Global Real Asset Fund, Ltd. (“Subsidiary”). The Subsidiary (unlike the Fund) may invest without limit in commodity-related investments, including commodity-linked notes, exchange traded funds, and commodity-related derivative investments (including futures contracts, options and swap agreements). The Subsidiary may also hold cash and invest in other investments, including fixed income securities, either as investments or to serve as margin or collateral. The Fund’s investment in shares of the Subsidiary is not counted for purposes of determining the Fund’s equity allocation.